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                                                                   Exhibit 10.13

                                    TERM NOTE
                                 (US BORROWERS)

U.S. $_____________________                                       March __, 2004

                  FOR VALUE RECEIVED, the undersigned, CORRPRO COMPANIES, INC., an Ohio corporation ("PARENT"), CCFC, INC., a Nevada corporation ("CCFC"), OCEAN CITY RESEARCH CORP., a New Jersey corporation ("OCEAN CITY") and CORRPRO INTERNATIONAL, INC., a Delaware corporation ("INTERNATIONAL" and, together with Parent, CCFC, and Ocean City, collectively, "US BORROWERS"), hereby jointly and severally promise to pay to CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("LENDER"), the aggregate principal amount of _______ Dollars ($_____), in lawful money of the United States of America in immediately available funds, with interest thereon, and all other Obligations related thereto under and pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of the date hereof among US Borrowers, the other Credit Parties named therein, CapitalSource Finance LLC (in its capacity as a Lender and as administrative, payment and collateral agent for the Lenders), and the other Lenders party thereto from time to time (as it may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), all at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

         1.       INTEREST AND PAYMENTS.

                  (a) US Borrowers promise to pay interest on the outstanding principal amount of this Term Note from the date of funding of the US Term Loan until such principal amount is indefeasibly paid in full in cash. Interest on the outstanding principal amount of this Term Note shall be due and payable monthly in arrears on the first calendar day of each calendar month, commencing with the month of May 1, 2004, at an annual rate as set forth in the Loan Agreement, calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period.

                  (b) Payments of interest on the US Term Loan and other Obligations related to the US Term Loan may be made automatically, on the date when due, by Advances under the US Revolving Facility in accordance with the provisions of the Loan Agreement. Any payments of interest and/or principal or other amounts under this Term Note not paid automatically through Advances under the US Revolving Facility as provided in the Loan Agreement shall be made only by wire transfer on the date when due, without offset, deduction or counterclaim, in U.S. Dollars, in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Term Note or any other Loan Document, any payments or prepayments received under this Term Note shall be credited and applied in such manner and order as described in the Loan Agreement.

         2. MATURITY AND PRINCIPAL PAYMENTS. Unless earlier due and payable in accordance with the Loan Agreement or accelerated under the Loan Documents, this Term Note and the US Term Loan shall mature, and all amounts outstanding hereunder and all other Obligations under the Loan Documents relating to the US Term Loan, shall become due and payable in full on the Maturity Date. US Borrowers shall make payments on the principal amount of the US Term Loan outstanding hereunder as required pursuant to the Loan Agreement.

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         3.       DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default, the Applicable Rate of interest in effect at such time with respect to the Obligations shall be increased by the Default Rate.

         4. LOAN AGREEMENT. This Term Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the US Term Loan by Lender to US Borrowers in the aggregate maximum dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of the parties thereto. This Term Note is a secured note, entitled to the benefits of and security interests granted in, among other things, the Loan Agreement and the other Loan Documents.

         5. PREPAYMENTS. This Term Note may be prepaid in whole or in part only as permitted in the Loan Agreement and shall be prepaid, in whole or in part, as provided or required in the Loan Agreement. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Documents unless and until the Obligations have been performed in full and indefeasibly paid in full in cash and the Loan Agreement has been terminated.

         6. PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY. If any payment to be made on or under this Term Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

         7. WAIVERS. US Borrowers hereby waive set off, counterclaim, demand, presentment, protest, all defenses with respect to any and all instruments and all notices and demands of any description with respect to this Term Note. US Borrowers hereby agree that the provisions of the Loan Agreement relating to waivers, rights and remedies of the parties hereto shall apply to this Term Note.

         8. LAWFUL LIMITS. This Term Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid by US Borrowers for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then the obligation to be so fulfilled shall be reduced to such lawful limit, and any interest or any other charges of any kind received which might be deemed to be interest under applicable law in excess of the maximum lawful rate shall be applied in accordance with the Loan Agreement.

         9.       ACKNOWLEDGEMENT OF JOINT AND SEVERAL LIABILITY.

         Each of the US Borrowers acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents. Each of the US Borrowers expressly understands, agrees and acknowledges that (a) US Borrowers are all Affiliated entities by common ownership, (b) each of the US Borrowers desires to have the availability of one common credit facility instead of separate credit facilities, (c) each of the US Borrowers has requested that Lender extend such a common credit facility on the terms herein provided, (d) Lenders will be lending against, and relying on a lien upon, all of US Borrowers' assets that are pledged as Collateral hereunder, even though the proceeds of any particular loan made hereunder may not be advanced directly to a particular US Borrower, (e) each of the US Borrowers will nonetheless benefit by the making of all such loans by Lenders and the availability of a

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single credit facility of a size greater than each could independently warrant, and (f) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each of the US Borrowers.

         10. GOVERNING LAW. This Term Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of laws provisions.

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                  [SIGNATURE PAGE TO TERM NOTE (US BORROWERS)]

                  This Term Note is executed as of the date first written above.

                                    CORRPRO COMPANIES, INC., an Ohio corporation

                                    By: ________________________________(SEAL)
                                    Name:
                                    Title

                                    CCFC, INC., a Nevada corporation

                                    By: ________________________________(SEAL)
                                    Name:
                                    Title

                                    OCEAN CITY RESEARCH CORP., a New
                                    Jersey corporation

                                    By: ________________________________(SEAL)
                                    Name:
                                    Title

                                    CORRPRO INTERNATIONAL, INC.,
                                    a Delaware corporation

                                    By: ________________________________(SEAL)
                                    Name:
                                    Title